UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 5, 2016

U.S. Rare Earths, Inc.
 (Exact name of Registrant as Specified in its Charter)

Nevada	000-36888	87-0638338
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5600 Tennyson Parkway, Suite 240
Plano, Texas 75024
 (Address of Principal Executive Office)

Registrant's telephone number, including area code: (972) 294-7116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.
Other Events

On April 5, 2016, the Registrant received notice of a final Award in the previously pending American Arbitration Association proceeding titled “Daniel B. McGroarty vs U.S. Rare Earths, Inc.”.

The Award is in favor of Daniel B. McGroarty and provides for payment by the Registrant in the amount of $653,574.53 plus legal fees of $90,072.53 and costs of $3,400.

The Registrant is without any funds to pay the amounts which are the subject of the Award.

On April 12, 2016, the Registrant completed the assignment to an independent third party of that certain Limited Exclusive Commercial Field of Use Patent License Agreement entered into in 2016 and the termination of the related Material Services Order Form effectuating a termination of its financial obligations thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Date: April 14, 2016	By:	/s/ Kevin Cassidy
Kevin Cassidy
Chief Executive Officer